UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

223 N. Mathilda Avenue

Sunnyvale, California 94086

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by 23andMe Holding Co. (the “Company”) on August 27, 2024, at the Company’s 2024 Annual Meeting of Stockholders held on August 26, 2024, the Company’s stockholders, by an affirmative vote of the holders of at least two-thirds (67%) of the voting power of the outstanding shares of the Company’s Class A common stock and Class B common stock (the “Class A Common Stock” and the “Class B Common Stock,” respectively), voting together as a single class, approved a proposal authorizing the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s outstanding shares of Class A Common Stock and Class B Common Stock, respectively, by a ratio of not less than one-for-five and not more than one-for-thirty, with the exact ratio to be set within this range by the Board in its sole discretion (the “Reverse Stock Split”).

On October 7, 2024, the Board approved the Reverse Stock Split at a ratio of one-for-20, to be effective at 12:01 a.m. Eastern Standard Time (“EST”) on October 16, 2024.

On October 11, 2024, the Company filed the Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect the Reverse Stock Split at the ratio of one-for-20, which became effective as of 12:01 a.m., EST on October 16, 2024. As a result of the Reverse Stock Split, every 20 shares of the Company’s Class A Common Stock and Class B Common Stock were automatically combined into one issued and outstanding share of the Company’s respective Class A Common Stock and Class B Common Stock, without any change in their respective par values per share.

The Company did not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would have been entitled to receive fractional shares because they held a number of shares not evenly divisible by the Reverse Stock Split ratio were automatically entitled to receive an additional fraction of a share of Class A Common Stock or Class B Common Stock, as applicable, to round up to the next whole share.

Commencing on October 16, 2024, trading of the Company’s Class A Common Stock continued on The Nasdaq Capital Market on a Reverse Stock Split-adjusted basis. The Company’s trading symbol remains “ME.” The new CUSIP number for the Company’s Class A Common Stock following the Reverse Stock Split is 90138Q306.

The foregoing is only a brief description of the terms of the Certificate of Amendment and does not purport to be a complete description of the Certificate of Amendment. The description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Incentive Equity Plan

As a result of the Reverse Stock Split, on October 16, 2024, the Company amended and restated the 23andMe Holding Co. Amended and Restated 2021 Incentive Equity Plan (the “Plan”), to reflect, pursuant to the provisions of Sections 4(e) and 17(a) of the Plan, the proportionate adjustment of the number of shares of Class A Common Stock authorized and available for issuance under the Plan to 10,034,656 shares using the same one-for-20 ratio used to consummate the Reverse Stock Split (the “Second Amended and Restated Plan”). Additionally, the maximum number of shares of Class A Common Stock that remained available for issuance pursuant to incentive stock options under the Plan as of the effective time of the Reverse Stock Split was proportionally adjusted to 4,850,000. No other material modifications or amendments were made to the Plan.

In connection with such amendment, pursuant to Section 4(e) of the Plan, the Board proportionally adjusted the number of shares of Class A Common Stock subject to outstanding awards granted pursuant to the Plan and the exercise price per share of Class A Common Stock of each such award to reflect the impact of the Reverse Stock Split.

Amendment and Restatement of the Employee Stock Purchase Plan

As a result of the Reverse Stock Split, on October 16, 2024, the Company amended and restated the 23andMe Holding Co. Employee Stock Purchase Plan (“ESPP”), to reflect, pursuant to the provisions of Sections III.C and X of the ESPP, the proportionate adjustment of the number of shares of Class A Common Stock authorized and available for issuance under the ESPP to 580,456 shares using the same one-for-20 ratio used to consummate the Reverse Stock Split (the “Amended and Restated ESPP”). Additionally, Section III.B of the ESPP, which provides for the automatic annual increase in the number of shares available for issuance under the ESPP, was revised to make proportionate adjustments to reflect the Reverse Stock Split. No other material modifications or amendments were made to the Plan.

In connection with such amendment, pursuant to Section III.C of the ESPP, the Board proportionally adjusted the maximum number of shares of Class A Common Stock purchasable per ESPP participant during any offering period and on any one purchase date during that offering period, the number of shares in effect under each outstanding purchase right, the number of shares issued and to be issued under the ESPP, and the price per share in effect under each outstanding purchase right to reflect the impact of the Reverse Stock Split.

The foregoing is only a brief description of the respective terms of the Second Amended and Restated Plan and the Amended and Restated ESPP and does not purport to be a complete description of the Second Amended and Restated Plan and the Amended and Restated ESPP. The description is qualified in its entirety by reference to the Second Amended and Restated Plan and the Amended and Restated ESPP, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein in their entireties.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Form 8-K is incorporated herein by reference in its entirety into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On October 11, 2024 and October 16, 2024, the Company issued press releases regarding the announcement and consummation, respectively, of the Reverse Stock Split, copies of which are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein in their entireties.

The information in this Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It shall not be deemed to be incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. Examples of such risks and uncertainties include, without limitation, unexpected developments with respect to the

Reverse Stock Split, including, without limitation, future decreases in the price of the Company’s Class A Common Stock whether due to, among other things, the announcement and/or completion of the Reverse Stock Split, the Company’s inability to make its Class A Common Stock more attractive to a broader range of institutional or other investors, or an inability to increase the stock price in an amount sufficient to satisfy compliance with the Nasdaq’s minimum closing bid price requirement for continued listing. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this Form 8-K and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Certificate of Incorporation of 23andMe Holding Co.

10.1	23andMe Holding Co. Second Amended and Restated 2021 Incentive Equity Plan

10.2	23andMe Holding Co. Amended and Restated Employee Stock Purchase Plan

99.1	Press Release, dated October 11, 2024

99.2	Press Release, dated October 16, 2024

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date: October 16, 2024	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Chief Financial and Accounting Officer